UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

______________________

Date of Report (Date of earliest event reported):  April 21, 2011

PROPHASE LABS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-21617 (Commission File Number)	23-2577138 (I.R.S. Employer Identification No.)

621 Shady Retreat Road Doylestown, PA	18901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (215) 345-0919

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On April 21, 2011, the Board of Directors of ProPhase Labs, Inc. (the “Company”) promoted to Chief Financial Officer its Interim Chief Financial Officer and Chief Operating Officer, Robert V. Cuddihy, Jr. Additionally, Mr. Cuddihy remains the Company’s Chief Operating Officer and his compensation arrangement with the Company did not change.

 (e)

Stockholder Ratification of Amended and Restated 2010 Equity Compensation Plan

At the Annual Meeting of Stockholders of the Company held on April 21, 2011 (the “Annual Meeting”), the Company’s stockholders ratified the Company’s Amended and Restated 2010 Equity Compensation Plan (the “AR 2010 Plan”), permitting the issuances of awards of common stock under the plan. Prior to adoption and ratification of the amendments, only options were authorized to be issued under the plan.

The AR 2010 Plan provides for the grant of common stock and options to employees, officers, consultants and advisors of the Company and its affiliates. The aggregate number of shares of common stock that may be issued under all awards made under the AR 2010 Plan is equal to 900,000 shares plus up to 900,000 shares that are authorized for issuance but unissued under the Company’s 1997 Stock Option Plan (the “1997 Plan”).  The 1997 Plan expired on December 2, 2007, and no additional awards may be made thereunder. As of April 20, 2011, after taking into consideration roll-over shares from the 1997 Plan and issuances under the plan until that time, there were 818,000 shares issuable under the AR 2010 Plan.

The AR 2010 Plan is administered by the Compensation Committee. The 2010 AR Plan will expire on the seventh anniversary of the effective date (as defined in the AR 2010 Plan), but any such awards granted prior to such date may extend beyond such date. The Compensation Committee may not adjust or amend the exercise price of any outstanding stock option or substitute an outstanding option for a new option with a lower exercise price, except in the case of a stock split, recapitalization or change in control, as provided in Section 8 of the AR 2010 Plan.

For a more detailed description of the material features of the AR 2010 Plan, please refer to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 21, 2011 in connection with the Company’s 2011 Annual Meeting (the “2011 Proxy Statement”), under the caption “Proposal 3 — Ratification of the Amended and Restated 2010 Equity Compensation Plan”, which description is incorporated herein by reference. The above description of the AR 2010 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of such plan, which was attached as Exhibit A to the 2011 Proxy Statement and is incorporated by reference herein.  The information contained in Item 5.07 of this Report regarding the ratification of the AR 2010 Plan is incorporated herein by reference.

Chief Executive Officer Compensation Arrangement

On April 21, 2011, the Compensation Committee approved an amendment to Chief Executive Officer Ted Karkus’ employment agreement, dated August 19, 2009 (the “Amendment”) to lower his annual salary by $150,000 (or $12,500 per month) in exchange for a grant of restricted stock equal in value to the salary reduction. Pursuant to the Amendment, Mr. Karkus’ annual base salary was decreased from $750,000 per year to $600,000 per year, effective May 1, 2011 thru July 15, 2012, which is the end of the term of his employment agreement, as amended.  The Amendment also provided Mr. Karkus with a restricted stock grant under the AR 2010 Plan equal to $12,500 of shares per month thru the end of the term (14.5 months), which was made in an upfront grant of 161,830 shares, subject to certain future vesting conditions.  The grant was made on April 21, 2011, and the amount of the shares issued to Mr. Karkus was calculated based on the average closing price of the Company’s shares for the last five (5) trading days prior to and including the issuance date of April 21, 2011.  A copy of the Amendment is annexed to this Current Report on Form 8-K as Exhibit 10.3.

In addition, on April 21, 2011, the Compensation Committee granted Mr. Karkus 133,928 shares of common stock under the AR 2010 Plan as payment for his fiscal 2010 bonus.  The Company previously disclosed in its 2011 Proxy Statement, that upon the recommendation of the Compensation Committee, Mr. Karkus had agreed to accept his fiscal 2010 cash bonus of $150,000 in shares of common stock of the Company, provided that the amendments to the 2010 Equity Compensation Plan were ratified by our stockholders at the Annual Meeting.  Furthermore, Mr. Karkus agreed to convert into shares of common stock $144,000 of deferred compensation owed to him thru April 2011, resulting in an issuance of 128,571 shares under the AR 2010 Plan. The amount of these shares issued to Mr. Karkus was calculated based on the average closing price of the Company’s shares for the last five (5) trading days prior to and including the issuance dates of April 21, 2011.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Three proposals were submitted to, and approved by, stockholders at the Annual Meeting on April 21, 2011. The proposals are described in detail in the Company’s 2011 Proxy Statement. The final results for the votes regarding each proposal are set forth below.

1. Stockholders elected six directors to the Company’s Board to hold office for the ensuing year until the next annual meeting of stockholders and until their successors are elected and qualified. The votes regarding this proposal were as follows:

	For	Withheld	Abstained	Broker Non-Votes
Ted Karkus	5,055,496	143,792	0	3,247,224
Mark Burnett	5,057,136	142,152	0	3,247,224
Mark Frank	5,057,246	142,042	0	3,247,224
Louis Gleckel, MD	5,073,096	126,192	0	3,247,224
Mark Leventhal	5,057,096	142,192	0	3,247,224
James McCubbin	5,011,246	188,042	0	3,247,224

2. Stockholders ratified the selection of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011. The votes regarding this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
8,357,402	83,603	5,507	0

    3. Stockholders ratified the adoption of the Amended and Restated 2010  Equity Compensation Plan. The votes regarding this proposal were as follows:

For	Against	Abstained	Broker Non-Votes
4,926,636	251,014	21,638	3,247,224

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No.	Description

10.1
Amended and Restated 2010 Equity Compensation Plan (incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 16, 2011)

10.2	Form of Stock Award Agreement under the Amended and Restated 2010 Equity Compensation Plan*

10.3	First Amendment to Employment Agreement, dated April 21, 2011, by and between ProPhase Labs, Inc. and Ted Karkus*

____________________

*      Filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Quigley Corporation

Date: April 25, 2011	By:	/s/ Robert V. Cuddihy, Jr.
Robert V. Cuddihy, Jr.
Chief Operating Officer & CFO

EXHIBIT INDEX

No.	Description

10.1
Amended and Restated 2010 Equity Compensation Plan (incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 16, 2011)

10.2	Form of Stock Award Agreement under the Amended and Restated 2010 Equity Compensation Plan*

10.3	First Amendment to Employment Agreement, dated April 21, 2011, by and between ProPhase Labs, Inc. and Ted Karkus*

*      Filed herewith.